                                                            EXHIBIT 10.12
                               LEASE AMENDMENT #1

This Lease Amendment made and entered into this 11th day of November, 1992, by and between 6000 Midlantic Drive Associates, L.P., hereinafter referred to as "Lessor" and Tyco Industries, Inc., hereinafter referred to as "Lessee".

Whereas, Lessor and Lessee have entered into a Lease Agreement for the premises at 6000 Midlantic Drive, Mount Laurel, New Jersey dated September 21, 1992, the terms and conditions more particularly described therein, and

Whereas, Lessor and Lessee wish to amend the Lease Agreement, the parties hereby agree to the following:

1. Lessee wishes to exercise its option, as indicated in Paragraph 43 - Option on Additional Space, to include 4,397 square feet located on the second floor, North Building, bringing the total square footage to 110,216 square feet.

2. At the time of occupancy the rental rate shall change according to the following schedule:

                        SQUARE     RENTAL      MONTHLY
         TERM           FOOTAGE     RATE       RENTAL
----------------------  -------  ----------  -----------
     3/01/93-3/01/94    110,216  $10.25 psf  $ 94,142.83
     3/01/94-3/01/95    110,216  $11.00 psf  $101,031.33
     3/01/95-3/01/96    110,216  $11.75 psf  $107,919.83
     3/01/96-3/01/97    110,216  $12.50 psf  $114,808.33
     3/01/97-3/01/98    110,216  $13.25 psf  $121,696.83
     3/01/98-3/01/99    110,216  $14.00 psf  $128,585.33
     3/01/99-3/01/00    110,216  $14.75 psf  $135,473.83

All other terms and conditions of the original Agreement shall remain in full force and effect.

LESSOR:  6000 Midlantic Drive Associates, L.P.

By:  ______________________________________
               Thomas R. Whitesell

LESSEE:  TYCO INDUSTRIES, INC.

By:  ______________________________________
            Fredrick Rudloff, V/P - MIS


cp:  3/18/96
c:lease #1.doc - word

                                                            EXHIBIT 10.12
                               LEASE AMENDMENT #2

This Lease Amendment made and entered into this 18th day of December, 1992, by and between 6000 Midlantic Drive Associates, L.P., hereinafter referred to as "Lessor" and Tyco Industries, Inc., hereinafter referred to as "Lessee".

Whereas, Lessor and Lessee have entered into a Lease Agreement for the premises at 6000 Midlantic Drive, Mount Laurel, New Jersey dated September 21, 1992, subsequently amended by Lease Amendment #1 on November 11, 1992, the terms and conditions more particularly described therein, and

Whereas, Lessor and Lessee wish to further amend the Lease Agreement, the parties hereby agree to the following:

1. The square footage of the Mail Room on the first floor, North Tower, shall be reduced to 1,020 square feet to allow for the Telephone Room to be leased to others.

  The total area commitment by Lessee shall therefore be reduced to 109,487 square feet.

2. At the time of occupancy the rental rate shall change according to the following schedule:

                        SQUARE     RENTAL      MONTHLY
         TERM           FOOTAGE     RATE       RENTAL
----------------------  -------  ----------  -----------
     3/01/93-3/01/94    109,487  $10.25 psf  $ 94,520.15
     3/01/94-3/01/95    109,487  $11.00 psf  $100,363.08
     3/01/95-3/01/96    109,487  $11.75 psf  $107,206.02
     3/01/96-3/01/97    109,487  $12.50 psf  $114,048.96
     3/01/97-3/01/98    109,487  $13.25 psf  $120,891.90
     3/01/98-3/01/99    109,487  $14.00 psf  $127,734.83
     3/01/99-3/01/00    109,487  $14.75 psf  $134,577.77

3. The pro rate share shall be adjusted to reflect this change in square footage from 64.13% to 63.71%.

All other terms and conditions of the original agreement, as amended, shall remain in full force and effect.

LESSOR:  6000 Midlantic Drive Associates, L.P.

By:  ______________________________________
             Thomas R. Whitesell

LESSEE:  TYCO INDUSTRIES, INC.

By:  ______________________________________
           Fredrick Rudloff, V/P - MIS


cp:  3/18/96
c:lease #2.doc - word

                                                            EXHIBIT 10.12
                               LEASE AMENDMENT #3

This Lease Amendment made and entered into this 25th day of January, 1993, by and between 6000 Midlantic Drive Associates, L.P., hereinafter referred to as "Lessor" and Tyco Industries, Inc., hereinafter referred to as "Lessee".

Whereas, Lessor and Lessee have entered into a Lease Agreement for the premises located at 6000 Midlantic Drive, Mount Laurel, New Jersey dated September 21, 1992, subsequently amended by Lease Amendment #1 on November 11, 1992 and Lease Amendment #2 on December 18, 1992, the terms and conditions being more particularly described therein, and

Whereas, Lessor and Lessee wish to further amend the Lease Agreement, the parties hereby agree to the following:

1. As of January 1, 1993, Lessee's lease obligation shall be increased by 17,101 square feet from 65,256 square feet to 82,357 square feet reflecting the occupancy of Suite 400 North and the mailroom located on the first floor of the North Tower. The additional 17,101 square feet shall be leased at a rental rate of $10.25 per square foot or $14,607.10 per month net of operating expenses for January and February.

All other terms and conditions of the original lease agreement shall remain in full force and effect.

LESSOR:  6000 Midlantic Drive Associates, L.P.

By:  ______________________________________
               Thomas R. Whitesell

LESSEE:  TYCO INDUSTRIES, INC.

By:  ______________________________________
             Fredrick Rudloff, V/P - MIS


cp:  3/18/96
c:lease #3.doc - word

                                                            EXHIBIT 10.12
                               LEASE AMENDMENT #4

This Lease Amendment made and entered into this 1st day of February, 1993, by and between 6000 Midlantic Drive Associates, L.P., hereinafter referred to as "Lessor" and Tyco Industries, Inc., hereinafter referred to as "Lessee".

Whereas Lessor leased certain premises known as 6000 Midlantic Drive, Mount Laurel, New Jersey pursuant to that certain lease agreement dated September 21, 1992, previously amended by Lease Amendment #1 on November 11, 1992, Lease Amendment #2 on December 18, 1992 and Lease Amendment #3 on January 5, 1993, the terms and conditions being more particularly described therein, and

Whereas, Lessor and Lessee wish to further amend the Lease Agreement, the parties hereby agree to the following:

1. As of January 1, 1993, Lessee's lease obligation shall be increased by 2,613 square feet for the temporary use of space occupied on the lower level of the four story tower formerly known as Midlantic Bank's "Executive Dining Rooms". The rent for this space shall be $4,420.33 per month for each month that Lessee occupies the space and until such time as Lessee returns same to Lessor in good clean condition except for normal wear and tear.

All other terms and conditions of the original agreement, as amended, shall remain in full force and effect.

LESSOR:  6000 Midlantic Drive Associates, L.P.

By:  ______________________________________
                  Thomas R. Whitesell

LESSEE:  TYCO INDUSTRIES, INC.

By:  ______________________________________
                  Fredrick Rudloff, V/P - MIS

cp:  3/18/96
c:lease #4.doc - word